                                EXHIBIT 8

                         Shareholder Voting Agreements

                         SHAREHOLDER VOTING AGREEMENT


   THIS SHAREHOLDER VOTING AGREEMENT (this "Agreement") is made and entered into as of December 6, 1996, by and between CytRx Corporation, a Delaware corporation ("CytRx"), and the undersigned shareholder (the "Shareholder") of Zynaxis, Inc. ("Zynaxis").

   WHEREAS, the Shareholder desires that CytRx, Vaxcel, Inc., a Delaware corporation, Vaxcel Merger Subsidiary, Inc., a newly formed Georgia corporation, and Zynaxis enter into an Agreement and Plan of Merger and Contribution dated the date hereof (as the same may be amended or supplemented, the "Merger and Contribution Agreement"); and

   WHEREAS, the Shareholder is executing this Agreement as an inducement to CytRx to enter into and execute the Merger and Contribution Agreement;

   NOW, THEREFORE, in consideration of the execution and delivery by CytRx of the Merger and Contribution Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

   1. Representations and Warranties. The Shareholder represents and warrants to CytRx as follows:

        (a) The Shareholder is the record and beneficial owner of the number of shares (such "Shareholder's Shares") of Zynaxis Common Stock and Zynaxis Series A Convertible Preferred Stock (collectively, the "Zynaxis Stock") set forth below such Shareholder's name on the signature page hereof. Except for the Shareholder's Shares, the Shareholder is not the record or beneficial owner of any shares of Zynaxis Stock. This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder, enforceable in accordance with its terms.

        (b) Neither the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which it is bound or to which the Shareholder's Shares are subject. If the Shareholder is married and the Shareholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder's spouse, enforceable against such person in accordance with its terms. Performance by the Shareholder of its obligations hereunder will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Shareholder or the Shareholder's Shares.

        (c) The Shareholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by the Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

        (d) With the exception of the agreement between QED and Zynaxis regarding QED's relationship as Zynaxis's agent for the sale of the Cauldron Division, no broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholder.

        (e) The Shareholder understands and acknowledges that CytRx is entering into the Merger and Contribution Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. The Shareholder acknowledges that the irrevocable proxy set forth in Section 4 is granted in consideration for the execution and delivery of the Merger and Contribution Agreement by CytRx.

   2. Voting Agreements. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) At any meeting of shareholders of Zynaxis called to vote upon any of the matters contemplated by the Merger and Contribution Agreement (including, without limitation, the Charter Amendment and the sale of substantially all of the assets of Zynaxis as contemplated by the Liquidation Agreement) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to any of the matters contemplated by the Merger and Contribution Agreement is sought (each a "Shareholders' Meeting"), the Shareholder shall vote (or cause to be voted) the Shareholder's Shares in favor of each of the matters contemplated by the Merger and Contribution Agreement.

        (b) At any meeting of shareholders of Zynaxis or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, the Shareholder shall vote (or cause to be voted) such Shareholder's Shares against (i) any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Zynaxis (other than the transactions contemplated by the Merger and Contribution Agreement), or (ii) any amendment of Zynaxis's Articles of Incorporation, as amended, or Bylaws or other proposal or transaction involving Zynaxis or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any of the transactions contemplated by the Merger and Contribution Agreement (each of the foregoing in clause (i) or (ii) above, a "Competing Transaction").

   3. Covenants. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) The Shareholder shall not (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shareholder's Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shareholder's Shares or any interest therein, (iii) grant any proxy, power of attorney or other authorization in or with respect to the Shareholder's Shares, except for this Agreement, or (iv) deposit the Shareholder's Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shareholder's Shares; provided, that the Shareholder may transfer (as defined above) any of the Shareholder's Shares to any other person who is on the date hereof, or to any family member of a person or charitable institution which prior to such transfer becomes, a party to this Agreement bound by all the obligations of the "Shareholder" hereunder.

        (b) The Shareholder hereby waives any rights of appraisal, or rights to dissent from the transactions contemplated by the Merger and Contribution Agreement, that such Shareholder may have (including, without limitation, any rights arising under Subchapter E of Chapter 25 of the Pennsylvania Business Corporation Law).

        (c) The Shareholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of the Shareholder to, directly or indirectly, (i) solicit, initiate or encourage the submission of, any takeover proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. For all purposes hereof, "takeover proposal" means any proposal for a merger or other business combination involving Zynaxis or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in any voting securities of, or a substantial portion of the assets of Zynaxis or any of its subsidiaries, other than the transactions contemplated by the Merger and Contribution Agreement and other than any transfer expressly permitted by the proviso to Section 3(a).

   4.   Grant of Irrevocable Proxy; Appointment of Proxy.

        (a) The Shareholder hereby irrevocably grants to, and appoints, CytRx and Jack J. Luchese, President of CytRx, and Mark W. Reynolds, Chief Financial Officer of CytRx, in their respective capacities as officers of CytRx, and any individual who shall hereafter succeed to any such office of CytRx, and each of them individually, the Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote the Shareholder's Shares, or grant a consent or approval in respect of such Shares (i) in favor of each of the matters contemplated by the Merger and Contribution Agreement, and (ii) against any Competing Transaction.

        (b) The Shareholder represents that any proxies heretofore given in respect of the Shareholder's Shares are not irrevocable, and that any such proxies are hereby revoked.

        (c) The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger and Contribution Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1759 of the Pennsylvania Business Corporation Act as a proxy coupled with an interest.

   5. Certain Events. The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shareholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shareholder's Shares shall pass, whether by operation of law or otherwise, including without limitation the Shareholder's successors or assigns. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Zynaxis affecting the Zynaxis Stock, or the acquisition of additional shares of Zynaxis Stock or other voting securities of Zynaxis by the Shareholder, the number of the Shareholder's Shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Zynaxis Stock or other voting securities of Zynaxis issued to or acquired by the Shareholder.

   6. Regulatory Approvals. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions and receipt of any required regulatory approvals.

   7. Further Assurances. The Shareholder shall, upon request of CytRx, execute and deliver any additional documents and take such further actions as may reasonably be deemed by CytRx to be necessary or desirable to carry out the provisions hereof and to vest the power to vote such Shareholder's Shares as contemplated by Section 4 of this Agreement in CytRx and the other irrevocable proxies described therein at the expense of CytRx.

   8. Termination. This Agreement, and all rights and obligations of the parties hereunder; shall terminate upon the first to occur of (x) the closing of the transactions contemplated by the Merger and Contribution Agreement, or (y) the date upon which the Merger and Contribution Agreement is terminated in accordance with its terms; provided that if an "Extension Event" shall have occurred as of or prior to termination of the Merger and Contribution Agreement, then, for a period of one year following such termination, (i) the rights and obligations of the parties hereto under Sections 2, 3(c), 4(a) and 5 hereof shall continue in full force and effect and (ii) the Shareholder shall not transfer any or all of the Shareholder's Shares in connection with any Competing Transaction or takeover proposal. For purposes of the foregoing, an "Extension Event" shall mean any of the following events: (A) the shareholders meeting to approve the matters contemplated by the Merger and Contribution Agreement shall not have been held or the requisite approval of such matters at such meeting by the holders of Zynaxis Stock shall not have been obtained, or (B) any person (other than CytRx or any subsidiary of CytRx) shall have made, or disclosed an intention to make, a takeover proposal or proposal for a Competing Transaction.

   9.   Miscellaneous.

        (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger and Contribution Agreement.

        (b) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to CytRx, to the address set forth in
Section 11.8 of the Merger and Contribution Agreement; and (ii) if to the Shareholder, to its address shown below its signature on the last page hereof.

        (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

        (e) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        (f) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except as expressly contemplated by Section 3(a). Any assignment in violation of the foregoing shall be void.

        (h) The Shareholder agrees that irreparable damage would occur and that CytRx would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that CytRx shall be entitled to an injunction or injunctions to prevent breaches by the Shareholder of this Agreement and to enforce specifically the terms and provisions of this Agreement.

        (i) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

        (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.



[Remainder of page intentionally left blank.]

   IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Shareholder Voting Agreement as of the day and year first above written.

                                       CYTRX CORPORATION

                                       By: /s/ Jack J. Luchese
                                           President


                                       SHAREHOLDER:

                                       /s/   Senmed Medical Ventures,
                                             by Vincent M. Paglino
                                       Name: Vincent M. Paglino
                                       Address: Senmed Medical Ventures
                                                4445 Lake Forest Drive,
                                                Suite 600
                                                Cincinnati OH  45242
                                       Number of Shares of
                                       Zynaxis Common Stock
                                       Subject to Agreement:  994,464

                                       Number of Shares of
                                       Zynaxis Preferred Stock
                                       Subject to Agreement:  135,000

                         SHAREHOLDER VOTING AGREEMENT


   THIS SHAREHOLDER VOTING AGREEMENT (this "Agreement") is made and entered into as of December 6, 1996, by and between CytRx Corporation, a Delaware corporation ("CytRx"), and the undersigned shareholder (the "Shareholder") of Zynaxis, Inc. ("Zynaxis").

   WHEREAS, the Shareholder desires that CytRx, Vaxcel, Inc., a Delaware corporation, Vaxcel Merger Subsidiary, Inc., a newly formed Georgia corporation, and Zynaxis enter into an Agreement and Plan of Merger and Contribution dated the date hereof (as the same may be amended or supplemented, the "Merger and Contribution Agreement"); and

   WHEREAS, the Shareholder is executing this Agreement as an inducement to CytRx to enter into and execute the Merger and Contribution Agreement;

   NOW, THEREFORE, in consideration of the execution and delivery by CytRx of the Merger and Contribution Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

   1. Representations and Warranties. The Shareholder represents and warrants to CytRx as follows:

        (a) The Shareholder is the record and beneficial owner of the number of shares (such "Shareholder's Shares") of Zynaxis Common Stock and Zynaxis Series A Convertible Preferred Stock (collectively, the "Zynaxis Stock") set forth below such Shareholder's name on the signature page hereof. Except for the Shareholder's Shares, the Shareholder is not the record or beneficial owner of any shares of Zynaxis Stock. This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder, enforceable in accordance with its terms.

        (b) Neither the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which it is bound or to which the Shareholder's Shares are subject. If the Shareholder is married and the Shareholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder's spouse, enforceable against such person in accordance with its terms. Performance by the Shareholder of its obligations hereunder will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Shareholder or the Shareholder's Shares.

        (c) The Shareholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by the Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

        (d) With the exception of the agreement between QED and Zynaxis regarding QED's relationship as Zynaxis's agent for the sale of the Cauldron Division, no broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholder.

        (e) The Shareholder understands and acknowledges that CytRx is entering into the Merger and Contribution Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. The Shareholder acknowledges that the irrevocable proxy set forth in Section 4 is granted in consideration for the execution and delivery of the Merger and Contribution Agreement by CytRx.

   2. Voting Agreements. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) At any meeting of shareholders of Zynaxis called to vote upon any of the matters contemplated by the Merger and Contribution Agreement (including, without limitation, the Charter Amendment and the sale of substantially all of the assets of Zynaxis as contemplated by the Liquidation Agreement) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to any of the matters contemplated by the Merger and Contribution Agreement is sought (each a "Shareholders' Meeting"), the Shareholder shall vote (or cause to be voted) the Shareholder's Shares in favor of each of the matters contemplated by the Merger and Contribution Agreement.

        (b) At any meeting of shareholders of Zynaxis or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, the Shareholder shall vote (or cause to be voted) such Shareholder's Shares against (i) any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Zynaxis (other than the transactions contemplated by the Merger and Contribution Agreement), or (ii) any amendment of Zynaxis's Articles of Incorporation, as amended, or Bylaws or other proposal or transaction involving Zynaxis or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any of the transactions contemplated by the Merger and Contribution Agreement (each of the foregoing in clause (i) or (ii) above, a "Competing Transaction").

   3. Covenants. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) The Shareholder shall not (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shareholder's Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shareholder's Shares or any interest therein, (iii) grant any proxy, power of attorney or other authorization in or with respect to the Shareholder's Shares, except for this Agreement, or (iv) deposit the Shareholder's Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shareholder's Shares; provided, that the Shareholder may transfer (as defined above) any of the Shareholder's Shares to any other person who is on the date hereof, or to any family member of a person or charitable institution which prior to such transfer becomes, a party to this Agreement bound by all the obligations of the "Shareholder" hereunder.

        (b) The Shareholder hereby waives any rights of appraisal, or rights to dissent from the transactions contemplated by the Merger and Contribution Agreement, that such Shareholder may have (including, without limitation, any rights arising under Subchapter E of Chapter 25 of the Pennsylvania Business Corporation Law).

        (c) The Shareholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of the Shareholder to, directly or indirectly, (i) solicit, initiate or encourage the submission of, any takeover proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. For all purposes hereof, "takeover proposal" means any proposal for a merger or other business combination involving Zynaxis or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in any voting securities of, or a substantial portion of the assets of Zynaxis or any of its subsidiaries, other than the transactions contemplated by the Merger and Contribution Agreement and other than any transfer expressly permitted by the proviso to Section 3(a).

   4.   Grant of Irrevocable Proxy; Appointment of Proxy.

        (a) The Shareholder hereby irrevocably grants to, and appoints, CytRx and Jack J. Luchese, President of CytRx, and Mark W. Reynolds, Chief Financial Officer of CytRx, in their respective capacities as officers of CytRx, and any individual who shall hereafter succeed to any such office of CytRx, and each of them individually, the Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote the Shareholder's Shares, or grant a consent or approval in respect of such Shares (i) in favor of each of the matters contemplated by the Merger and Contribution Agreement, and (ii) against any Competing Transaction.

        (b) The Shareholder represents that any proxies heretofore given in respect of the Shareholder's Shares are not irrevocable, and that any such proxies are hereby revoked.

        (c) The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger and Contribution Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1759 of the Pennsylvania Business Corporation Act as a proxy coupled with an interest.

   5. Certain Events. The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shareholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shareholder's Shares shall pass, whether by operation of law or otherwise, including without limitation the Shareholder's successors or assigns. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Zynaxis affecting the Zynaxis Stock, or the acquisition of additional shares of Zynaxis Stock or other voting securities of Zynaxis by the Shareholder, the number of the Shareholder's Shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Zynaxis Stock or other voting securities of Zynaxis issued to or acquired by the Shareholder.

   6. Regulatory Approvals. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions and receipt of any required regulatory approvals.

   7. Further Assurances. The Shareholder shall, upon request of CytRx, execute and deliver any additional documents and take such further actions as may reasonably be deemed by CytRx to be necessary or desirable to carry out the provisions hereof and to vest the power to vote such Shareholder's Shares as contemplated by Section 4 of this Agreement in CytRx and the other irrevocable proxies described therein at the expense of CytRx.

   8. Termination. This Agreement, and all rights and obligations of the parties hereunder; shall terminate upon the first to occur of (x) the closing of the transactions contemplated by the Merger and Contribution Agreement, or (y) the date upon which the Merger and Contribution Agreement is terminated in accordance with its terms; provided that if an "Extension Event" shall have occurred as of or prior to termination of the Merger and Contribution Agreement, then, for a period of one year following such termination, (i) the rights and obligations of the parties hereto under Sections 2, 3(c), 4(a) and 5 hereof shall continue in full force and effect and (ii) the Shareholder shall not transfer any or all of the Shareholder's Shares in connection with any Competing Transaction or takeover proposal. For purposes of the foregoing, an "Extension Event" shall mean any of the following events: (A) the shareholders meeting to approve the matters contemplated by the Merger and Contribution Agreement shall not have been held or the requisite approval of such matters at such meeting by the holders of Zynaxis Stock shall not have been obtained, or (B) any person (other than CytRx or any subsidiary of CytRx) shall have made, or disclosed an intention to make, a takeover proposal or proposal for a Competing Transaction.

   9.   Miscellaneous.

        (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger and Contribution Agreement.

        (b) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to CytRx, to the address set forth in
Section 11.8 of the Merger and Contribution Agreement; and (ii) if to the Shareholder, to its address shown below its signature on the last page hereof.

        (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

        (e) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        (f) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except as expressly contemplated by Section 3(a). Any assignment in violation of the foregoing shall be void.

        (h) The Shareholder agrees that irreparable damage would occur and that CytRx would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that CytRx shall be entitled to an injunction or injunctions to prevent breaches by the Shareholder of this Agreement and to enforce specifically the terms and provisions of this Agreement.

        (i) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

        (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.




                 [Remainder of page intentionally left blank.]

   IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Shareholder Voting Agreement as of the day and year first above written.

                                      CYTRX CORPORATION

                                      By:  /s/ Jack J. Luchese
                                           President


                                      SHAREHOLDER:

                                      /s/ Commonwealth Venture Partners I, L.P.
                                          by Charles A. Burton

                                      Name:  Charles A. Burton
                                      Address:  General Partner
                                                Commonwealth Venture
                                                Partners I, L.P.

                                      Number of Shares
                                      of Zynaxis Common Stock
                                      Subject to Agreement:

                                      Number of Shares
                                      of Zynaxis Preferred Stock
                                      Subject to Agreement:   10,000

                         SHAREHOLDER VOTING AGREEMENT


   THIS SHAREHOLDER VOTING AGREEMENT (this "Agreement") is made and entered into as of December 6, 1996, by and between CytRx Corporation, a Delaware corporation ("CytRx"), and the undersigned shareholder (the "Shareholder") of Zynaxis, Inc. ("Zynaxis").

   WHEREAS, the Shareholder desires that CytRx, Vaxcel, Inc., a Delaware corporation, Vaxcel Merger Subsidiary, Inc., a newly formed Georgia corporation, and Zynaxis enter into an Agreement and Plan of Merger and Contribution dated the date hereof (as the same may be amended or supplemented, the "Merger and Contribution Agreement"); and

   WHEREAS, the Shareholder is executing this Agreement as an inducement to CytRx to enter into and execute the Merger and Contribution Agreement;

   NOW, THEREFORE, in consideration of the execution and delivery by CytRx of the Merger and Contribution Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

   1. Representations and Warranties. The Shareholder represents and warrants to CytRx as follows:

        (a) The Shareholder is the record and beneficial owner of the number of shares (such "Shareholder's Shares") of Zynaxis Common Stock and Zynaxis Series A Convertible Preferred Stock (collectively, the "Zynaxis Stock") set forth below such Shareholder's name on the signature page hereof. Except for the Shareholder's Shares, the Shareholder is not the record or beneficial owner of any shares of Zynaxis Stock. This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder, enforceable in accordance with its terms.

        (b) Neither the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which it is bound or to which the Shareholder's Shares are subject. If the Shareholder is married and the Shareholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder's spouse, enforceable against such person in accordance with its terms. Performance by the Shareholder of its obligations hereunder will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Shareholder or the Shareholder's Shares.

        (c) The Shareholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by the Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

        (d) With the exception of the agreement between QED and Zynaxis regarding QED's relationship as Zynaxis's agent for the sale of the Cauldron Division, no broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholder.

        (e) The Shareholder understands and acknowledges that CytRx is entering into the Merger and Contribution Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. The Shareholder acknowledges that the irrevocable proxy set forth in Section 4 is granted in consideration for the execution and delivery of the Merger and Contribution Agreement by CytRx.

   2. Voting Agreements. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) At any meeting of shareholders of Zynaxis called to vote upon any of the matters contemplated by the Merger and Contribution Agreement (including, without limitation, the Charter Amendment and the sale of substantially all of the assets of Zynaxis as contemplated by the Liquidation Agreement) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to any of the matters contemplated by the Merger and Contribution Agreement is sought (each a "Shareholders' Meeting"), the Shareholder shall vote (or cause to be voted) the Shareholder's Shares in favor of each of the matters contemplated by the Merger and Contribution Agreement.

        (b) At any meeting of shareholders of Zynaxis or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, the Shareholder shall vote (or cause to be voted) such Shareholder's Shares against (i) any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Zynaxis (other than the transactions contemplated by the Merger and Contribution Agreement), or (ii) any amendment of Zynaxis's Articles of Incorporation, as amended, or Bylaws or other proposal or transaction involving Zynaxis or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any of the transactions contemplated by the Merger and Contribution Agreement (each of the foregoing in clause (i) or (ii) above, a "Competing Transaction").

   3. Covenants. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) The Shareholder shall not (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shareholder's Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shareholder's Shares or any interest therein, (iii) grant any proxy, power of attorney or other authorization in or with respect to the Shareholder's Shares, except for this Agreement, or (iv) deposit the Shareholder's Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shareholder's Shares; provided, that the Shareholder may transfer (as defined above) any of the Shareholder's Shares to any other person who is on the date hereof, or to any family member of a person or charitable institution which prior to such transfer becomes, a party to this Agreement bound by all the obligations of the "Shareholder" hereunder.

        (b) The Shareholder hereby waives any rights of appraisal, or rights to dissent from the transactions contemplated by the Merger and Contribution Agreement, that such Shareholder may have (including, without limitation, any rights arising under Subchapter E of Chapter 25 of the Pennsylvania Business Corporation Law).

        (c) The Shareholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of the Shareholder to, directly or indirectly, (i) solicit, initiate or encourage the submission of, any takeover proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. For all purposes hereof, "takeover proposal" means any proposal for a merger or other business combination involving Zynaxis or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in any voting securities of, or a substantial portion of the assets of Zynaxis or any of its subsidiaries, other than the transactions contemplated by the Merger and Contribution Agreement and other than any transfer expressly permitted by the proviso to Section 3(a).

   4.   Grant of Irrevocable Proxy; Appointment of Proxy.

        (a) The Shareholder hereby irrevocably grants to, and appoints, CytRx and Jack J. Luchese, President of CytRx, and Mark W. Reynolds, Chief Financial Officer of CytRx, in their respective capacities as officers of CytRx, and any individual who shall hereafter succeed to any such office of CytRx, and each of them individually, the Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote the Shareholder's Shares, or grant a consent or approval in respect of such Shares (i) in favor of each of the matters contemplated by the Merger and Contribution Agreement, and (ii) against any Competing Transaction.

        (b) The Shareholder represents that any proxies heretofore given in respect of the Shareholder's Shares are not irrevocable, and that any such proxies are hereby revoked.

        (c) The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger and Contribution Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1759 of the Pennsylvania Business Corporation Act as a proxy coupled with an interest.

   5. Certain Events. The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shareholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shareholder's Shares shall pass, whether by operation of law or otherwise, including without limitation the Shareholder's successors or assigns. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Zynaxis affecting the Zynaxis Stock, or the acquisition of additional shares of Zynaxis Stock or other voting securities of Zynaxis by the Shareholder, the number of the Shareholder's Shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Zynaxis Stock or other voting securities of Zynaxis issued to or acquired by the Shareholder.

   6. Regulatory Approvals. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions and receipt of any required regulatory approvals.

   7. Further Assurances. The Shareholder shall, upon request of CytRx, execute and deliver any additional documents and take such further actions as may reasonably be deemed by CytRx to be necessary or desirable to carry out the provisions hereof and to vest the power to vote such Shareholder's Shares as contemplated by Section 4 of this Agreement in CytRx and the other irrevocable proxies described therein at the expense of CytRx.

   8. Termination. This Agreement, and all rights and obligations of the parties hereunder; shall terminate upon the first to occur of (x) the closing of the transactions contemplated by the Merger and Contribution Agreement, or (y) the date upon which the Merger and Contribution Agreement is terminated in accordance with its terms; provided that if an "Extension Event" shall have occurred as of or prior to termination of the Merger and Contribution Agreement, then, for a period of one year following such termination, (i) the rights and obligations of the parties hereto under Sections 2, 3(c), 4(a) and 5 hereof shall continue in full force and effect and (ii) the Shareholder shall not transfer any or all of the Shareholder's Shares in connection with any Competing Transaction or takeover proposal. For purposes of the foregoing, an "Extension Event" shall mean any of the following events: (A) the shareholders meeting to approve the matters contemplated by the Merger and Contribution Agreement shall not have been held or the requisite approval of such matters at such meeting by the holders of Zynaxis Stock shall not have been obtained, or (B) any person (other than CytRx or any subsidiary of CytRx) shall have made, or disclosed an intention to make, a takeover proposal or proposal for a Competing Transaction.

   9.   Miscellaneous.

        (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger and Contribution Agreement.

        (b) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to CytRx, to the address set forth in
Section 11.8 of the Merger and Contribution Agreement; and (ii) if to the Shareholder, to its address shown below its signature on the last page hereof.

        (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

        (e) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        (f) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except as expressly contemplated by Section 3(a). Any assignment in violation of the foregoing shall be void.

        (h) The Shareholder agrees that irreparable damage would occur and that CytRx would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that CytRx shall be entitled to an injunction or injunctions to prevent breaches by the Shareholder of this Agreement and to enforce specifically the terms and provisions of this Agreement.

        (i) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

        (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.



               [Remainder of page intentionally left blank.]

   IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Shareholder Voting Agreement as of the day and year first above written.

                                       CYTRX CORPORATION

                                       By:  /s/ Jack J. Luchese
                                            President


                                       SHAREHOLDER:


                                       /s/ Philadelphia Ventures Japan I, L.P.
                                           by Charles A. Burton

                                       Name:  Charles A. Burton
                                       Address:  General Partner
                                                 Philadelphia Ventures
                                                 Japan I, L.P.

                                       Number of Shares
                                       of Zynaxis Common Stock
                                       Subject to Agreement:

                                       Number of Shares
                                       of Zynaxis Preferred Stock
                                       Subject to Agreement:    2,500

                         SHAREHOLDER VOTING AGREEMENT


   THIS SHAREHOLDER VOTING AGREEMENT (this "Agreement") is made and entered into as of December 6, 1996, by and between CytRx Corporation, a Delaware corporation ("CytRx"), and the undersigned shareholder (the "Shareholder") of Zynaxis, Inc. ("Zynaxis").

   WHEREAS, the Shareholder desires that CytRx, Vaxcel, Inc., a Delaware corporation, Vaxcel Merger Subsidiary, Inc., a newly formed Georgia corporation, and Zynaxis enter into an Agreement and Plan of Merger and Contribution dated the date hereof (as the same may be amended or supplemented, the "Merger and Contribution Agreement"); and

   WHEREAS, the Shareholder is executing this Agreement as an inducement to CytRx to enter into and execute the Merger and Contribution Agreement;

   NOW, THEREFORE, in consideration of the execution and delivery by CytRx of the Merger and Contribution Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

   1. Representations and Warranties. The Shareholder represents and warrants to CytRx as follows:

        (a) The Shareholder is the record and beneficial owner of the number of shares (such "Shareholder's Shares") of Zynaxis Common Stock and Zynaxis Series A Convertible Preferred Stock (collectively, the "Zynaxis Stock") set forth below such Shareholder's name on the signature page hereof. Except for the Shareholder's Shares, the Shareholder is not the record or beneficial owner of any shares of Zynaxis Stock. This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder, enforceable in accordance with its terms.

        (b) Neither the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which it is bound or to which the Shareholder's Shares are subject. If the Shareholder is married and the Shareholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder's spouse, enforceable against such person in accordance with its terms. Performance by the Shareholder of its obligations hereunder will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Shareholder or the Shareholder's Shares.

        (c) The Shareholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by the Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

        (d) With the exception of the agreement between QED and Zynaxis regarding QED's relationship as Zynaxis's agent for the sale of the Cauldron Division, no broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholder.

        (e) The Shareholder understands and acknowledges that CytRx is entering into the Merger and Contribution Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. The Shareholder acknowledges that the irrevocable proxy set forth in Section 4 is granted in consideration for the execution and delivery of the Merger and Contribution Agreement by CytRx.

   2. Voting Agreements. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) At any meeting of shareholders of Zynaxis called to vote upon any of the matters contemplated by the Merger and Contribution Agreement (including, without limitation, the Charter Amendment and the sale of substantially all of the assets of Zynaxis as contemplated by the Liquidation Agreement) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to any of the matters contemplated by the Merger and Contribution Agreement is sought (each a "Shareholders' Meeting"), the Shareholder shall vote (or cause to be voted) the Shareholder's Shares in favor of each of the matters contemplated by the Merger and Contribution Agreement.

        (b) At any meeting of shareholders of Zynaxis or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, the Shareholder shall vote (or cause to be voted) such Shareholder's Shares against (i) any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Zynaxis (other than the transactions contemplated by the Merger and Contribution Agreement), or (ii) any amendment of Zynaxis's Articles of Incorporation, as amended, or Bylaws or other proposal or transaction involving Zynaxis or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any of the transactions contemplated by the Merger and Contribution Agreement (each of the foregoing in clause (i) or (ii) above, a "Competing Transaction").

   3. Covenants. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) The Shareholder shall not (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shareholder's Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shareholder's Shares or any interest therein, (iii) grant any proxy, power of attorney or other authorization in or with respect to the Shareholder's Shares, except for this Agreement, or (iv) deposit the Shareholder's Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shareholder's Shares; provided, that the Shareholder may transfer (as defined above) any of the Shareholder's Shares to any other person who is on the date hereof, or to any family member of a person or charitable institution which prior to such transfer becomes, a party to this Agreement bound by all the obligations of the "Shareholder" hereunder.

        (b) The Shareholder hereby waives any rights of appraisal, or rights to dissent from the transactions contemplated by the Merger and Contribution Agreement, that such Shareholder may have (including, without limitation, any rights arising under Subchapter E of Chapter 25 of the Pennsylvania Business Corporation Law).

        (c) The Shareholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of the Shareholder to, directly or indirectly, (i) solicit, initiate or encourage the submission of, any takeover proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. For all purposes hereof, "takeover proposal" means any proposal for a merger or other business combination involving Zynaxis or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in any voting securities of, or a substantial portion of the assets of Zynaxis or any of its subsidiaries, other than the transactions contemplated by the Merger and Contribution Agreement and other than any transfer expressly permitted by the proviso to Section 3(a).

   4.   Grant of Irrevocable Proxy; Appointment of Proxy.

        (a) The Shareholder hereby irrevocably grants to, and appoints, CytRx and Jack J. Luchese, President of CytRx, and Mark W. Reynolds, Chief Financial Officer of CytRx, in their respective capacities as officers of CytRx, and any individual who shall hereafter succeed to any such office of CytRx, and each of them individually, the Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote the Shareholder's Shares, or grant a consent or approval in respect of such Shares (i) in favor of each of the matters contemplated by the Merger and Contribution Agreement, and (ii) against any Competing Transaction.

        (b) The Shareholder represents that any proxies heretofore given in respect of the Shareholder's Shares are not irrevocable, and that any such proxies are hereby revoked.

        (c) The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger and Contribution Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1759 of the Pennsylvania Business Corporation Act as a proxy coupled with an interest.

   5. Certain Events. The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shareholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shareholder's Shares shall pass, whether by operation of law or otherwise, including without limitation the Shareholder's successors or assigns. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Zynaxis affecting the Zynaxis Stock, or the acquisition of additional shares of Zynaxis Stock or other voting securities of Zynaxis by the Shareholder, the number of the Shareholder's Shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Zynaxis Stock or other voting securities of Zynaxis issued to or acquired by the Shareholder.

   6. Regulatory Approvals. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions and receipt of any required regulatory approvals.

   7. Further Assurances. The Shareholder shall, upon request of CytRx, execute and deliver any additional documents and take such further actions as may reasonably be deemed by CytRx to be necessary or desirable to carry out the provisions hereof and to vest the power to vote such Shareholder's Shares as contemplated by Section 4 of this Agreement in CytRx and the other irrevocable proxies described therein at the expense of CytRx.

   8. Termination. This Agreement, and all rights and obligations of the parties hereunder; shall terminate upon the first to occur of (x) the closing of the transactions contemplated by the Merger and Contribution Agreement, or (y) the date upon which the Merger and Contribution Agreement is terminated in accordance with its terms; provided that if an "Extension Event" shall have occurred as of or prior to termination of the Merger and Contribution Agreement, then, for a period of one year following such termination, (i) the rights and obligations of the parties hereto under Sections 2, 3(c), 4(a) and 5 hereof shall continue in full force and effect and (ii) the Shareholder shall not transfer any or all of the Shareholder's Shares in connection with any Competing Transaction or takeover proposal. For purposes of the foregoing, an "Extension Event" shall mean any of the following events: (A) the shareholders meeting to approve the matters contemplated by the Merger and Contribution Agreement shall not have been held or the requisite approval of such matters at such meeting by the holders of Zynaxis Stock shall not have been obtained, or (B) any person (other than CytRx or any subsidiary of CytRx) shall have made, or disclosed an intention to make, a takeover proposal or proposal for a Competing Transaction.

   9.   Miscellaneous.

        (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger and Contribution Agreement.

        (b) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to CytRx, to the address set forth in
Section 11.8 of the Merger and Contribution Agreement; and (ii) if to the Shareholder, to its address shown below its signature on the last page hereof.

        (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

        (e) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        (f) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except as expressly contemplated by Section 3(a). Any assignment in violation of the foregoing shall be void.

        (h) The Shareholder agrees that irreparable damage would occur and that CytRx would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that CytRx shall be entitled to an injunction or injunctions to prevent breaches by the Shareholder of this Agreement and to enforce specifically the terms and provisions of this Agreement.

        (i) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

        (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.



                 [Remainder of page intentionally left blank.]

   IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Shareholder Voting Agreement as of the day and year first above written.

                                       CYTRX CORPORATION

                                       By: /s/ Jack J. Luchese
                                           President


                                       SHAREHOLDER:

                                       /s/ Gus G. Casten

                                       Name:  Gus G. Casten
                                       Address:  238 Meadowcroft Circle
                                                 Birmingham, Alabama 35242-2956

                                       Number of Shares
                                       of Zynaxis Common Stock
                                       Subject to Agreement:   94,244

                                       Number of Shares
                                       of Zynaxis Preferred Stock
                                       Subject to Agreement:   12,500

                         SHAREHOLDER VOTING AGREEMENT


   THIS SHAREHOLDER VOTING AGREEMENT (this "Agreement") is made and entered into as of December 6, 1996, by and between CytRx Corporation, a Delaware corporation ("CytRx"), and the undersigned shareholder (the "Shareholder") of Zynaxis, Inc. ("Zynaxis").

   WHEREAS, the Shareholder desires that CytRx, Vaxcel, Inc., a Delaware corporation, Vaxcel Merger Subsidiary, Inc., a newly formed Georgia corporation, and Zynaxis enter into an Agreement and Plan of Merger and Contribution dated the date hereof (as the same may be amended or supplemented, the "Merger and Contribution Agreement"); and

   WHEREAS, the Shareholder is executing this Agreement as an inducement to CytRx to enter into and execute the Merger and Contribution Agreement;

   NOW, THEREFORE, in consideration of the execution and delivery by CytRx of the Merger and Contribution Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

   1. Representations and Warranties. The Shareholder represents and warrants to CytRx as follows:

        (a) The Shareholder is the record and beneficial owner of the number of shares (such "Shareholder's Shares") of Zynaxis Common Stock and Zynaxis Series A Convertible Preferred Stock (collectively, the "Zynaxis Stock") set forth below such Shareholder's name on the signature page hereof. Except for the Shareholder's Shares, the Shareholder is not the record or beneficial owner of any shares of Zynaxis Stock. This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder, enforceable in accordance with its terms.

        (b) Neither the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which it is bound or to which the Shareholder's Shares are subject. If the Shareholder is married and the Shareholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder's spouse, enforceable against such person in accordance with its terms. Performance by the Shareholder of its obligations hereunder will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Shareholder or the Shareholder's Shares.

        (c) The Shareholder's Shares and the certificates representing such Shares are now held by the Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except as established by this Agreement.

        (d) With the exception of the agreement between QED and Zynaxis regarding QED's relationship as Zynaxis's agent for the sale of the Cauldron Division, no broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholder.

        (e) The Shareholder understands and acknowledges that CytRx is entering into the Merger and Contribution Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. The Shareholder acknowledges that the irrevocable proxy set forth in Section 4 is granted in consideration for the execution and delivery of the Merger and Contribution Agreement by CytRx.

   2. Voting Agreements. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) At any meeting of shareholders of Zynaxis called to vote upon any of the matters contemplated by the Merger and Contribution Agreement (including, without limitation, the Charter Amendment and the sale of substantially all of the assets of Zynaxis as contemplated by the Liquidation Agreement) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to any of the matters contemplated by the Merger and Contribution Agreement is sought (each a "Shareholders' Meeting"), the Shareholder shall vote (or cause to be voted) any of the Shareholder's Shares held by the Shareholder at the time of such vote in favor of each of the matters contemplated by the Merger and Contribution Agreement.

        (b) At any meeting of shareholders of Zynaxis or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, the Shareholder shall vote (or cause to be voted) any of the Shareholder's Shares held by the Shareholder at the time of such vote against
(i) any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Zynaxis (other than the transactions contemplated by the Merger and Contribution Agreement), or (ii) any amendment of Zynaxis's Articles of Incorporation, as amended, or Bylaws or other proposal or transaction involving Zynaxis or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any of the transactions contemplated by the Merger and Contribution Agreement (each of the foregoing in clause (i) or (ii) above, a "Competing Transaction").

   3. Covenants. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) The Shareholder shall not (i) grant any proxy, power of attorney or other authorization in or with respect to the Shareholder's Shares, except for this Agreement, or (ii) deposit the Shareholder's Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shareholder's Shares; provided, however, that the foregoing shall not be deemed to prohibit the Shareholder from selling any or all of the Shareholder's Shares.

        (b) The Shareholder hereby waives any rights of appraisal, or rights to dissent from the transactions contemplated by the Merger and Contribution Agreement, that such Shareholder may have with respect to any Shareholder's Shares held by Shareholder at times at which such rights may be exercised (including, without limitation, any rights arising under Subchapter E of Chapter 25 of the Pennsylvania Business Corporation Law).

        (c) The Shareholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of the Shareholder to, directly or indirectly, (i) solicit, initiate or encourage the submission of, any takeover proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. For all purposes hereof, "takeover proposal" means any proposal for a merger or other business combination involving Zynaxis or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in any voting securities of, or a substantial portion of the assets of Zynaxis or any of its subsidiaries, other than the transactions contemplated by the Merger and Contribution Agreement and other than any transfer expressly permitted by the proviso to Section 3(a).

   4.   Grant of Irrevocable Proxy; Appointment of Proxy.

        (a) The Shareholder hereby irrevocably grants to, and appoints, CytRx and Jack J. Luchese, President of CytRx, and Mark W. Reynolds, Chief Financial Officer of CytRx, in their respective capacities as officers of CytRx, and any individual who shall hereafter succeed to any such office of CytRx, and each of them individually, the Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote any of the Shareholder's Shares held by the Shareholder at the time of such vote, or to grant a consent or approval in respect of any of such Shares held by the Shareholder at the time such consent or approval is sought (i) in favor of each of the matters contemplated by the Merger and Contribution Agreement, and
(ii) against any Competing Transaction.

        (b) The Shareholder represents that any proxies heretofore given in respect of the Shareholder's Shares are not irrevocable, and that any such proxies are hereby revoked.

        (c) The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger and Contribution Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1759 of the Pennsylvania Business Corporation Act as a proxy coupled with an interest.

   5. Certain Events. The Shareholder agrees that in the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Zynaxis affecting the Zynaxis Stock, or the acquisition of additional shares of Zynaxis Stock or other voting securities of Zynaxis by the Shareholder, the number of the Shareholder's Shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Zynaxis Stock or other voting securities of Zynaxis issued to or acquired by the Shareholder.

   6. Regulatory Approvals. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions and receipt of any required regulatory approvals.

   7. Further Assurances. The Shareholder shall, upon request of CytRx, execute and deliver any additional documents and take such further actions as may reasonably be deemed by CytRx to be necessary or desirable to carry out the provisions hereof and to vest the power to vote such Shareholder's Shares as contemplated by Section 4 of this Agreement in CytRx and the other irrevocable proxies described therein at the expense of CytRx.

   8. Termination. This Agreement, and all rights and obligations of the parties hereunder; shall terminate upon the first to occur of (x) the closing of the transactions contemplated by the Merger and Contribution Agreement, or (y) the date upon which the Merger and Contribution Agreement is terminated in accordance with its terms; provided that if an "Extension Event" shall have occurred as of or prior to termination of the Merger and Contribution Agreement, then, for a period of one year following such termination, (i) the rights and obligations of the parties hereto under Sections 2, 3(c), 4(a) and 5 hereof shall continue in full force and effect and (ii) the Shareholder shall not transfer any or all of the Shareholder's Shares in connection with any Competing Transaction or takeover proposal. For purposes of the foregoing, an "Extension Event" shall mean any of the following events: (A) the shareholders meeting to approve the matters contemplated by the Merger and Contribution Agreement shall not have been held or the requisite approval of such matters at such meeting by the holders of Zynaxis Stock shall not have been obtained, or (B) any person (other than CytRx or any subsidiary of CytRx) shall have made, or disclosed an intention to make, a takeover proposal or proposal for a Competing Transaction.

   9.   Miscellaneous.

        (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger and Contribution Agreement.

        (b) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to CytRx, to the address set forth in
Section 11.8 of the Merger and Contribution Agreement; and (ii) if to the Shareholder, to its address shown below its signature on the last page hereof.

        (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

        (e) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        (f) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except as expressly contemplated by Section 3(a). Any assignment in violation of the foregoing shall be void.

        (h) The Shareholder agrees that irreparable damage would occur and that CytRx would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that CytRx shall be entitled to an injunction or injunctions to prevent breaches by the Shareholder of this Agreement and to enforce specifically the terms and provisions of this Agreement.

        (i) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

        (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.



                [Remainder of page intentionally left blank.]

   IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Shareholder Voting Agreement as of the day and year first above written.

                                       CYTRX CORPORATION

                                       By: /s/ Jack J. Luchese
                                           President


                                       SHAREHOLDER:

                                       /s/ CIP Capital L.P.
                                       by Wayne B. Weisman, V.P. of
                                       CIP Capital Management Inc.,
                                       General Partner
                                       Name: CIP Capital L.P.
                                       Address: 20 Valley Stream Parkway
                                                Malvern, PA 19355

                                       Number of Shares
                                       of Zynaxis Common Stock
                                       Subject to Agreement:

                                       Number of Shares
                                       of Zynaxis Preferred Stock
                                       Subject to Agreement:  45,000

                         SHAREHOLDER VOTING AGREEMENT


   THIS SHAREHOLDER VOTING AGREEMENT (this "Agreement") is made and entered into as of December 6, 1996, by and between CytRx Corporation, a Delaware corporation ("CytRx"), and the undersigned shareholder (the "Shareholder") of Zynaxis, Inc. ("Zynaxis").

   WHEREAS, the Shareholder desires that CytRx, Vaxcel, Inc., a Delaware corporation, Vaxcel Merger Subsidiary, Inc., a newly formed Georgia corporation, and Zynaxis enter into an Agreement and Plan of Merger and Contribution dated the date hereof (as the same may be amended or supplemented, the "Merger and Contribution Agreement"); and

   WHEREAS, the Shareholder is executing this Agreement as an inducement to CytRx to enter into and execute the Merger and Contribution Agreement;

   NOW, THEREFORE, in consideration of the execution and delivery by CytRx of the Merger and Contribution Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

   1. Representations and Warranties. The Shareholder represents and warrants to CytRx as follows:

        (a) The Shareholder is the record and beneficial owner of the number of shares of Zynaxis Common Stock (such "Shareholder's Common Shares") and Zynaxis Series A Convertible Preferred Stock (such "Shareholder's Preferred Shares," and together with Shareholder's Common Shares, such "Shareholder's Shares") set forth below such Shareholder's name on the signature page hereof. Except for the Shareholder's Shares, the Shareholder is not the record or beneficial owner of any shares of Zynaxis Common Stock or Zynaxis Series A Convertible Preferred Stock ("Zynaxis Stock"). This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder, enforceable in accordance with its terms.

        (b) Neither the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which it is bound or to which the Shareholder's Shares are subject. If the Shareholder is married and the Shareholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder's spouse, enforceable against such person in accordance with its terms. Performance by the Shareholder of its obligations hereunder will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Shareholder or the Shareholder's Shares.

        (c) The Shareholder's Preferred Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by the Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder. The Shareholder's Common Shares and the certificates representing such Shares are now held by the Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except as established by this Agreement.

        (d) With the exception of the agreement between QED and Zynaxis regarding QED's relationship as Zynaxis's agent for the sale of the Cauldron Division, no broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholder.

        (e) The Shareholder understands and acknowledges that CytRx is entering into the Merger and Contribution Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. The Shareholder acknowledges that the irrevocable proxy set forth in Section 4 is granted in consideration for the execution and delivery of the Merger and Contribution Agreement by CytRx.

   2. Voting Agreements. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) At any meeting of shareholders of Zynaxis called to vote upon any of the matters contemplated by the Merger and Contribution Agreement (including, without limitation, the Charter Amendment and the sale of substantially all of the assets of Zynaxis as contemplated by the Liquidation Agreement) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to any of the matters contemplated by the Merger and Contribution Agreement is sought (each a "Shareholders' Meeting"), the Shareholder shall vote (or cause to be voted) any of the Shareholder's Shares held by the Shareholder at the time of such vote in favor of each of the matters contemplated by the Merger and Contribution Agreement.

        (b) At any meeting of shareholders of Zynaxis or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, the Shareholder shall vote (or cause to be voted) any of the Shareholder's Shares held by the Shareholder at the time of such vote against
(i) any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Zynaxis (other than the transactions contemplated by the Merger and Contribution Agreement), or (ii) any amendment of Zynaxis's Articles of Incorporation, as amended, or Bylaws or other proposal or transaction involving Zynaxis or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any of the transactions contemplated by the Merger and Contribution Agreement (each of the foregoing in clause (i) or (ii) above, a "Competing Transaction").

   3. Covenants. The Shareholder agrees with, and covenants to, CytRx as follows:

        (a) The Shareholder shall not (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shareholder's Preferred Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shareholder's Preferred Shares or any interest therein, (iii) grant any proxy, power of attorney or other authorization in or with respect to any of the Shareholder's Shares, except for this Agreement, or
(iv) deposit any of the Shareholder's Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shareholder's Shares; provided, however, that the foregoing shall not be deemed to prohibit the Shareholder from selling any or all of the Shareholder's Common Shares.

        (b) The Shareholder hereby waives any rights of appraisal, or rights to dissent from the transactions contemplated by the Merger and Contribution Agreement, that such Shareholder may have with respect to any Shareholder's Shares held by Shareholder at times at which such rights may be exercised (including, without limitation, any rights arising under Subchapter E of Chapter 25 of the Pennsylvania Business Corporation Law).

        (c) The Shareholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of the Shareholder to, directly or indirectly, (i) solicit, initiate or encourage the submission of, any takeover proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. For all purposes hereof, "takeover proposal" means any proposal for a merger or other business combination involving Zynaxis or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in any voting securities of, or a substantial portion of the assets of Zynaxis or any of its subsidiaries, other than the transactions contemplated by the Merger and Contribution Agreement and other than any transfer expressly permitted by the proviso to Section 3(a).

   4.   Grant of Irrevocable Proxy; Appointment of Proxy.

        (a) The Shareholder hereby irrevocably grants to, and appoints, CytRx and Jack J. Luchese, President of CytRx, and Mark W. Reynolds, Chief Financial Officer of CytRx, in their respective capacities as officers of CytRx, and any individual who shall hereafter succeed to any such office of CytRx, and each of them individually, the Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote any of the Shareholder's Shares held by the Shareholder at the time of such vote, or to grant a consent or approval in respect of any of such Shares held by the Shareholder at the time such consent or approval is sought (i) in favor of each of the matters contemplated by the Merger and Contribution Agreement, and
(ii) against any Competing Transaction.

        (b) The Shareholder represents that any proxies heretofore given in respect of the Shareholder's Shares are not irrevocable, and that any such proxies are hereby revoked.

        (c) The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger and Contribution Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1759 of the Pennsylvania Business Corporation Act as a proxy coupled with an interest.

   5. Certain Events. The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shareholder's Preferred Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shareholder's Shares shall pass, whether by operation of law or otherwise, including without limitation the Shareholder's successors or assigns. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Zynaxis affecting the Zynaxis Stock, or the acquisition of additional shares of Zynaxis Stock or other voting securities of Zynaxis by the Shareholder, the number of the Shareholder's Shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Zynaxis Stock or other voting securities of Zynaxis issued to or acquired by the Shareholder.

   6. Regulatory Approvals. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions and receipt of any required regulatory approvals.

   7. Further Assurances. The Shareholder shall, upon request of CytRx, execute and deliver any additional documents and take such further actions as may reasonably be deemed by CytRx to be necessary or desirable to carry out the provisions hereof and to vest the power to vote such Shareholder's Shares as contemplated by Section 4 of this Agreement in CytRx and the other irrevocable proxies described therein at the expense of CytRx.

   8. Termination. This Agreement, and all rights and obligations of the parties hereunder; shall terminate upon the first to occur of (x) the closing of the transactions contemplated by the Merger and Contribution Agreement, or (y) the date upon which the Merger and Contribution Agreement is terminated in accordance with its terms; provided that if an "Extension Event" shall have occurred as of or prior to termination of the Merger and Contribution Agreement, then, for a period of one year following such termination, (i) the rights and obligations of the parties hereto under Sections 2, 3(c), 4(a) and 5 hereof shall continue in full force and effect and (ii) the Shareholder shall not transfer any or all of the Shareholder's Shares in connection with any Competing Transaction or takeover proposal. For purposes of the foregoing, an "Extension Event" shall mean any of the following events: (A) the shareholders meeting to approve the matters contemplated by the Merger and Contribution Agreement shall not have been held or the requisite approval of such matters at such meeting by the holders of Zynaxis Stock shall not have been obtained, or (B) any person (other than CytRx or any subsidiary of CytRx) shall have made, or disclosed an intention to make, a takeover proposal or proposal for a Competing Transaction.

   9.   Miscellaneous.

        (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger and Contribution Agreement.

        (b) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to CytRx, to the address set forth in
Section 11.8 of the Merger and

Contribution Agreement; and (ii) if to the Shareholder, to its address shown below its signature on the last page hereof.

        (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

        (e) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        (f) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except as expressly contemplated by Section 3(a). Any assignment in violation of the foregoing shall be void.

        (h) The Shareholder agrees that irreparable damage would occur and that CytRx would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that CytRx shall be entitled to an injunction or injunctions to prevent breaches by the Shareholder of this Agreement and to enforce specifically the terms and provisions of this Agreement.

        (i) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

        (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.



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

   IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Shareholder Voting Agreement as of the day and year first above written.

                                       CYTRX CORPORATION

                                       By: /s/ Jack J. Luchese
                                           President


                                       SHAREHOLDER:

                                       /s/ Alphi Fund L.P.
                                       by Philip R. Smith,
                                       President of General Partner
                                       Name: Alphi Fund L.P.
                                       Address: 155 Kingston Road, Suite 360
                                                Deerfield, Illinois  60015

                                       Number of Shares
                                       of Zynaxis Common Stock
                                       Subject to Agreement:  293,900

                                       Number of Shares
                                       of Zynaxis Preferred Stock
                                       Subject to Agreement:  150,000